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                                                                    EXHIBIT 10.7

                                    FORM OF

                            AGREEMENT TO BE BOUND BY
                   STANDSTILL AGREEMENT AND VOTING AGREEMENT


         THIS AGREEMENT TO BE BOUND BY STANDSTILL AGREEMENT AND VOTING AGREEMENT (this "Agreement") is made as of the ___ day of February, 1998, by Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), Wyndham International, Inc. (formerly known as Patriot American Hospitality Operating Company), a Delaware corporation ("Wyndham International"), Mill Spring Holdings, Inc., a Texas corporation ("Holdings"), G-1 Securities, L.P., a Delaware limited partnership ("G-1"), G-2 Securities, L.P., a Delaware limited partnership ("G-2"), G-3 Securities, L.P., a Delaware limited partnership ("G-3"), and The Trammell Crow 1994 Revocable Trust (the "Trust").

                                    RECITALS

         WHEREAS, Patriot, CF Securities, L.P., a Texas limited partnership ("CF Securities"), and Wyndham International, are parties to a Standstill Agreement dated as of April 14, 1997 (the "Standstill Agreement") and a Voting Agreement of even date therewith (the "Voting Agreement"), each of which was executed in connection with a Stock Purchase Agreement of even date therewith (the "Stock Purchase Agreement") providing for the sale by CF Securities and the purchase by Patriot of shares of common stock, par value $.01 per share, of Wyndham Hotel Corporation, pursuant to which CF Securities received paired shares of common stock, par value $.01 per share, of Patriot and shares of common stock, par value $.01 per share, of Wyndham International ("Paired Shares") and shares of Series A Preferred Stock, par value $.01 per share, of Patriot ("Unpaired Shares");

         WHEREAS, following the consummation of the transactions contemplated by the Stock Purchase Agreement, CF Securities liquidated and in connection therewith distributed to Holdings, G-1, G-2, G-3 and the Trust (collectively, the "Distributees"), the Paired Shares and Unpaired Shares received by it pursuant to the Stock Purchase Agreement;

         WHEREAS, the Standstill Agreement places certain restrictions on transfers of the Paired Shares and Unpaired Shares received by CF Securities pursuant to the Stock Purchase Agreement but permits transfers to Affiliates (as defined in the Standstill Agreement) such as the Distributees who (i) execute an agreement with Patriot pursuant to which the Transferee (as defined in the Standstill Agreement) agrees to be bound by all of the terms and conditions of, and makes, as of a time immediately prior to such transfer, each of the representations and warranties contained in the Standstill Agreement (as if such Transferee were CF Securities for purposes thereof) and (ii) enter into a voting agreement, identical in substance to the Voting Agreement, with Patriot; and

         WHEREAS, the Distributees wish to provide for the transfer by CF Securities to the Distributees of Paired Shares and Unpaired Shares owned by CF Securities in accordance with the terms of the Standstill Agreement;
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         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Distributees hereby agree as follows:

         1. Agreement to Be Bound by Standstill Agreement. Effective immediately upon the liquidation of CF Securities and the distribution by CF Securities to the Distributees of all Paired Shares and Unpaired Shares then owned by it (the "Transfers"), each of the Distributees shall be bound by all of the terms and conditions of, and hereby makes, effective as of the time immediately preceding such distribution, each of the representations and warranties contained in (applied to such Distributee as if such Distributee were CF Securities for purposes thereof and with Exhibit A to the Standstill Agreement being deemed amended to reflect the receipt by CF Securities of Paired Shares and Unpaired Shares in exchange for its shares of common stock, par value $.01 per share, of Wyndham Hotel Corporation pursuant to the Stock Purchase Agreement) the Standstill Agreement.

         2. Agreement to Be Bound by Voting Agreement. Effective immediately upon the Transfers, each of the Distributees shall be bound by all of the terms and conditions of, and entitled to all of the benefits of, the Voting Agreement, with the Distributees being considered collectively to be the "Stockholder" for all purposes of the Voting Agreement.

         3. Consent of Patriot and Wyndham International. Patriot and Wyndham International hereby consent to the Transfers.

         4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                                     -2-
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         IN WITNESS WHEREOF, each of the parties hereto have executed this
Agreement as of the date first above written.

                                PATRIOT AMERICAN HOSPITALITY, INC.



                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------


                                WYNDHAM INTERNATIONAL, INC.



                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------


                                MILL SPRING HOLDINGS, INC.



                                By:
                                   ------------------------------------------
                                         Susan T. Groenteman
                                         Executive Vice President


                                G-1 SECURITIES, L.P., a Delaware limited partnership

                                By:      CFHS, L.L.C., a Delaware limited
                                         liability company, as its sole
                                         general partner

                                By:      Crow Family, Inc., a Texas
                                         corporation, as its sole manager



                                By:
                                   ------------------------------------------
                                         Susan T. Groenteman
                                         Executive Vice President





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                           Agreement - Page 1 of 2]
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                                G-2 SECURITIES, L.P., a Delaware limited
                                partnership

                                By:      CFHS, L.L.C., a Delaware limited
                                         liability company, as its sole
                                         general partner

                                By:      Crow Family, Inc., a Texas
                                         corporation, as its sole manager



                                By:
                                   ------------------------------------------
                                         Susan T. Groenteman
                                         Executive Vice President


                                G-3 SECURITIES, L.P., a Delaware limited partnership

                                By:      CFHS, L.L.C., a Delaware limited
                                         liability company, as its sole
                                         general partner

                                By:      Crow Family, Inc., a Texas
                                         corporation, as its sole manager



                                By:
                                   ------------------------------------------
                                         Susan T. Groenteman
                                         Executive Vice President


                                THE TRAMMELL CROW 1994 REVOCABLE TRUST



                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------




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